Exhibit 99.1
Initial public offering - 11/07/94 IPO price - $5.00 (adjusted) Current market price - $27.00 Northwest Bancorp, Inc. Warren, Pennsylvania NASDAQ "NWSB"

Presentation Outline Corporate Profile and Overview Performance History Current Period Accomplishments Acquisitions New Locations/Branch Expansion Other Major Accomplishments Operating Performance Looking Ahead - Strategic Direction and Challenges Why Own Northwest Questions?

Northwest Bancorp, Inc. Corporate Profile

Current Organizational Structure NORTHWEST BANCORP, INC (Stock Holding Company) Trust Preferred Subsidiaries NORTHWEST SAVINGS BANK Assets - $6.7 billion Northwest Consumer Discount

Overview of Northwest Bancorp, Inc. 161 community banking offices with 135 in Pennsylvania; 5 in Ohio; 14 in New York; 5 in Maryland and 2 in Florida Fifth largest financial institution headquartered in Pennsylvania(based on deposits) 49 Consumer Finance Offices in Pennsylvania and two in New York Total assets of $6.7 billion 1,926 employees at March 31, 2007 (1,768 FTEs) 49.8 million shares outstanding with 19.3 million publicly traded. Market capitalization of public shares - $521 million; all shares - $1.35 billion (at $27.00 per share)

Major Metropolitan Markets Households Erie, Pennsylvania 107,084 Pittsburgh, Pennsylvania 686,349 Harrisburg/Lancaster/York, Pennsylvania 484,192 Buffalo, New York 382,223 Baltimore, Maryland 802,224 Broward County, Florida 681,636 Rochester, New York 290,765 3,434,473 Possibilities: Cleveland, Ohio 1,083,003 4,517,476

Performance History

Assets
In Billions of Dollars



CAGR – 13.3% (1995-2006)
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
$1.59
$1.88
$2.09
$2.56
$3.08
$3.41
$3.85
$4.31
$5.22
$5.78
$6.33
$6.48
$6.53
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005, Dec
2006, Dec
I------------------------------June 30----------------------------------I

Net Income Millions of Dollars 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Dec 2006 Dec East 16.3 18.1 20.4 22.2 23.9 30.9 31.4 37.9 40.9 47.3 55.4 50.6 Excluding Gains on Sale of Assets, Amortization of Goodwill and Loss on Extinguishment of Debt CAGR - 10.5% (1995-2006) ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie I---------------------------June 30--------------------------------------I **

Community Banking Offices


CAGR – 11.6% (1995-2006)
160
140
120
100
80
60
40
20
0
45
54
57
71
94
106
118
126
137
147
153
153
160
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005, Dec
2006, Dec
I----------June 30----------I

Commercial Loans (in millions of dollars) 2001 June 2002 June 2003 June 2004 June 2005 Dec 2006 Dec East 339 400 508 604 752 937 CAGR - 22.5%

Assets Under Management (in millions of dollars) 2001 2002 2003 2004 2005 Dec 2006 Dec East 426 456 529 631 816 885 CAGR - 15.7%

Current Period Accomplishments

Acquisitions Maryland Permanent Bank - Baltimore, Maryland Completed May 19, 2006 Assets of $90 million; deposits of $80 million Purchased at 160% of book value - inexpensive for a growth market Offices in Owings Mills and Glen Burnie complemented our existing facilities in Arbutus and Elkridge Seasoned commercial lending team operating in a vibrant commercial real estate market Gives Northwest an added presence in a market that we hope we can build upon

Acquisitions con't. CSB Bank - Curwensvile, PA Assets of $200 million, including $100 million in commercial loans; deposits of $170 million Five office locations in Clearfield and Elk counties. Will strengthen our presence in central Pennsylvania Good offices, good personnel, good balance sheet In market acquisition with considerable expense savings All regulatory and shareholder approval received Scheduled to close June, 2007

Branch Expansion New office openings: Pennsylvania Cranberry Township (Mars) Upper St. Clair New York West Seneca Downtown Rochester Florida Plantation

Other Major Items Reviewed 16 potential acquisitions and bid on eight Promoted Steven Fisher to EVP- Business Services and William Harvey to EVP-Finance Promoted Michael Smelko to SVP-Retail lending Hired three individuals to fill key roles in our Senior Management Team: Andrew Young - SVP-Technology William West - President-Maryland Region Chris Martin - President-Southwest Pennsylvania Region Purchased software to create a Marketing Customer Information File and to provide enhanced customer and product profitability reporting

Other Major Items (continued) Purchased new teller and new accounts software which should provide operating efficiencies Joined the Allpoint ATM network giving our customers surcharge-free access to 30,000 additional machines Selected remote capture software which will enable our business customers to deposit checks without having to visit our office Formed our own title company Automated our mailing of statements Purchased new commercial loan origination software Brought our trust accounting system in-house

Financial Highlights at December 31, 2006 2005 Net Change % Chg Assets $6,527,815,000 $6,477,307,000 $50,508,000 .78% Cash and Investments $1,638,814,000 $1,400,186,000 $238,628,000 17.0% Loans Receivable $4,412,441,000 $4,622,269,000 ($209,828,000) (4.5%) Deposit Accounts $5,366,750,000 $5,228,479,000 $138,271,000 2.6% Shareholders' Equity $604,561,000 $585,658,000 $18,903,000 3.2% Book Value Per Share $12.09 $11.64 $0.45 3.9% Full Time Equivalent Employees 1,777 Full Time Equivalent Employees 1,777 1,686 91 5.4% Offices 160 153 7 4.6%

Interest Rate Spread 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 Dec East 0.0372 0.0353 0.0334 0.032 0.0326 0.0297 0.0311 0.0297 0.0296 0.0307 0.0305 0.0277 I----------------------------------June 30-----------------------I (As a Percent of Assets)

Income Statement Excluding Gains on Sale of Assets and Loss on Extinguishment of Debt Year Ended December 31, 2006 2005 % Chg Net Interest Income $177,464,000 $184,593,000 (3.9%) as a Percentage of Average Assets 2.72% 2.90% Provision for Loan Losses ($8,480,000) ($10,285,000) (17.5%) as a Percentage of Average Assets .13% .16% Non-Interest Income $41,476,000 $34,478,000 20.3% as a Percentage of Average Assets .64% .54% Non-Interest Expense $140,558,000 $131,937,000 6.5% as a Percentage of Average Assets 2.15% 2.08% Net Income $50,680,000 $55,390,000 (8.5%) as a Percentage of Average Assets .78% .87% Return on Equity 8.46% 9.57% Earnings Per Share $1.01 $1.08 (6.5%)

Effect of Refunding Our Trust Preferred Capital (December, 2006) Securities Redeemed: Annual Cost $69 million public offering 8.75% $6,037,500 $30 million private offering LIBOR (5.36%) +3.60% (8.96%) $2,688,000 $8,725,500 Replacement: $99 million private offering LIBOR (5.36%) +1.38% (6.74%) $6,672,600 Annual pre-tax savings based on current rates $2,052,900

Share Repurchases Purchased 1,016,400 shares at an average price of $22.44 during the six-month period which ended February 16, 2006 On February 16, 2006 announced the approval to repurchase up to 1,000,000 shares From February 16, 2006 until May 3, 2007, we purchased an additional 771,300 shares at an average price of $27.37 Over time it should improve Earnings Per Share and Return on Equity and enable Northwest to pay higher dividends

Asset Repositioning February 2006 sale of $366 million of 1-4 family first mortgage loans to FHLMC; servicing retained Asset/liability strategy to shorten average life and capitalize on rising interest rates March 2006 sale of $115 million education loan portfolio for a gain of $4.5 million Proceeds to be re-invested into higher yielding assets Sold to existing third party servicers with minimal customer impact Will continue to originate student loans and provide customer support

Composition of Loan Portfolio in % June 2000 June 2001 June 2002 June 2003 June 2004 Dec 2005 Dec 2006 1-4 Family Mortgages 70.9 68.7 66.9 65.1 63.1 59.5 53.5 Multifamily & Commercial R.E. 7.5 8.5 9.9 10.8 11.0 12.6 15.6 Consumer 19.7 19.7 20.1 20.4 22.3 24.6 25.7 Commercial Business 1.9 3.1 3.1 3.7 3.6 3.3 5.2

Asset Yield - Historical Analysis O N D '05 F M A M J J A S O N D '06 F M A M J J A S O N D '07 F M A Mortgage Loan Yield 5.91 5.897 5.885 5.878 5.869 5.859 5.853 5.849 5.844 5.836 5.827 5.822 5.821 5.821 5.822 5.825 5.838 5.841 5.844 5.851 5.861 5.867 5.874 5.88 5.884 5.886 5.891 5.893 5.896 5.899 5.901 Investment Securities Yield 3.506 3.542 3.777 3.892 3.879 3.936 3.99 4.043 4.088 4.115 4.192 4.212 4.281 4.362 4.391 4.524 4.616 4.689 4.834 4.876 4.937 4.959 4.986 4.982 5.466 5.461 5.503 5.511 5.514 5.477 5.49 Consumer Loan Yield 5.864 5.891 5.911 5.974 6.006 6.013 6.046 6.102 6.151 6.189 6.229 6.26 6.281 6.337 6.426 6.504 6.558 6.832 6.885 6.898 6.93 6.983 6.996 6.999 7.039 7.047 7.059 7.077 7.087 7.098 7.115 Commercial Loan Yield 6.51 6.565 6.669 6.638 6.611 6.658 6.66 6.703 6.704 6.742 6.792 6.856 6.866 6.907 6.967 6.964 7.016 7.055 7.085 7.236 7.242 7.314 7.326 7.364 7.395 7.416 7.45 7.439 7.47 7.509 7.499 7.499 7.115 5.901 5.490 6.510 5.910 5.864 3.506

Looking Ahead Can't allow the current interest rate environment and its negative impact on earnings distract us from our long-term goals and objectives to improve earnings Earnings improvement Must continue to improve the mix of our assets (more commercial and consumer loans; less mortgages) and our deposits (more checking; less CDs) Must continue to improve fee income by obtaining more checking accounts and more investment management accounts Must lower our expense ratio by controlling costs and improving productivity Must continue to expand our retail network and drive more revenues from our existing locations Must continue to do those things in the markets that enhance shareholder value (increased dividends, stock repurchases, stock splits, etc.

Why Own Northwest?

Reason#1 Proven Ability to Enhance Shareholder Value

Earnings Per Share for the Year Ended June 30, 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Dec 2006 Dec East 0.36 0.4 0.44 0.48 0.51 0.66 0.67 0.8 0.86 0.99 1.11 1.07 CAGR - 10.4% (1995-2006) Excluding Gains on Sale of Investments, Amortization of Goodwill and Loss on Extinguishment of Debt ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie I-----------------------------------------------June 30-------------------------------------------I **

Book Value Per Share



CAGR – 10.4% (1995 – 2006)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$3.87
$4.08
$4.25
$4.65
$4.93
$5.23
$5.81
$6.66
**
$7.48
**
$10.42
$11.45
$11.63
$12.08
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 Dec
I--------June 30--------I

** Prior to restatement for the acquisitions of Leeds and First Carnegie

$297 $180 $125

Reason #2 Proven Ability to Maintain High Asset Quality

Asset Quality "Non Performing Assets to Total Assets" 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 Dec East 0.0081 0.0072 0.0047 0.0063 0.0036 0.0055 0.0049 0.0069 0.0062 0.0064 0.0074 0.0072 I----------------------------------------June 30----------------------------------------I

Loan Losses 2002 2003 2004 2005 2006 Loan Losses in dollars 5313 5781 5750 9473 7617 Losses as a % of loans 0.0017 0.0016 0.0012 0.002 0.0014

Reason #3 Commitment to Paying Increasing Dividends

Annualized Dividends Per Share



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
Dividend Yield $.80/$27.00 = 2.96%
$0.15
$0.16
$0.16
$0.16
$0.16
$0.16
$0.24
$0.32
$0.44
$0.54
$0.70
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Dec
I---June 30--I

Increased Dividend MHC currently elects to waive the dividend on their 30.5 million shares Dividends paid to public shareholders at $.20 per share ($.80 annually) is approximately $15.4 million annually or about 34% of current earnings As an MHC, we can pay a strong dividend while retaining much of our earnings for future growth.

Reason # 4 Historic Performance

Market Price Per Share



CAGR – 15.8% (1995 – 2005)
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$4.82
$5.63
$7.75
$15.81
$10.00
$6.88
$10.50
$13.21
$16.03
$22.90
$22.00
$22.50
$27.46
$27.09
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 Dec
2007 Mar
I-----June 30-----I

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 Dec 2007 Mar East 1.24 1.38 1.82 3.4 2.03 1.32 1.81 1.98 1.93 1.99 1.86 1.93 2.27 2.22 Price/Book 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 Dec 2007 Mar East 13.4 14.8 25.8 35.1 23.8 12.1 18.8 16.7 18.4 22 19.2 19.7 26.6 29.8 Price/Earnings I---------------------------------------------June 30-------------------------------------------I I-------------------------------------------------------June 30-----------------------------------I

Questions?